SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2002

                        COMMISSION FILE NUMBER: 000-31801



Nevada                        Universal Broadband                     33-0930198
(State or other               Communications, Inc.              (I.R.S. Employer
jurisdiction of           (Exact name of registrant as       Identification No.)
incorporation or            specified in its charter)
organization)

18200 Von Karman Avenue, 10th Floor, Irvine, CA                            92612
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 474.1500



          (Former name or former address, if changed since last report)








                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                  Page 1 of 45
                      Index to Exhibits specified on Page 4








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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 11, 2002, we entered into an Asset Purchase and Sale Agreement ("Agreement") with Norstar Communications, Inc., a California corporation, which Agreement provides, among other things, for our acquisition of certain assets of Norstar Communications, Inc., which assets are specified on schedule 1.2 of the Agreement, a copy of which is attached as Exhibit "2" to this report. The consideration for the Agreement has been determined using an acquisition multiple that is standard for acquisitions in the long-distance telecommunications industry. Specifically, the prevailing acquisition multiples for privately held long distance companies currently range from a low of 1 to a high of 3 times monthly revenue. The consideration for the Agreement has been calculated using an acquisition multiple of 2 times monthly revenue.

We issued 4,186,260 shares of our common stock for the assets that we purchased pursuant to the Agreement. Those shares were valued at $418,626 by the parties to the Agreement. Our President and Sole Director, Mark Ellis, is also the President and a Director of Norstar Communications, Inc. The respective Boards of Directors at Universal Broadband Communications, Inc., and Norstar Communications, Inc., approved the terms and conditions of the Agreement.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.


ITEM 5. OTHER EVENTS.

        Not applicable.


ITEM 6. RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

        Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Not Applicable


ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.


ITEM 9. REGULATION FD DISCLOSURE.

        Not applicable.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                        Universal Broadband Communications, Inc.
                                        A Nevada corporation



DATED:  March 11, 2002                  By: /s/ Mark Ellis
                                            ------------------------------------
                                            Mark Ellis,  Chief  Executive
                                            Officer and Chairman of the
                                            Board of Directors




























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INDEX TO EXHIBITS

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Asset Purchase and Sale Agreement












































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